                                                                   EXHIBIT 10.7


                            PNY TECHNOLOGIES, INC.

                            1999 STOCK OPTION PLAN

                  (As Amended and Restated, October 27, 2000)

                                   * * * * *


         1.       Purpose. The purpose of the PNY Technologies, Inc. 1999 Stock
                  -------
Option Plan (the "Plan") is to further and promote the interests of PNY Technologies, Inc. (the "Company"), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate key employees, non-employee directors, consultants or other individuals or entities or those who will become employees, non-employee directors or consultants, and to align the interests of those individuals and the Company's shareholders.

         2.       Definitions. For purposes of the Plan, the following terms
                  -----------
shall have the meanings set forth below:

                  2.1 "Award Agreement" means the agreement executed by a Participant pursuant to Sections 3.2 of the Plan in connection with the granting of a Stock Option.

                  2.2 "Board" means the Board of Directors of the Company, as constituted from time to time.

                  2.3 "Closing" means the occurrence of the closing of the initial public offering by the Company of the Common Stock.

                  2.4 "Code" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

                  2.5 "Common Stock" means the Common Stock, par value $.01 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

                  2.6 "Disability" means a permanent physical or mental "disability", as defined under the Company's long-term disability plan, if any. If the Company does not maintain a long-term disability plan, "Disability" shall mean any physical or mental disability which is determined to be total and permanent by a physician selected in good faith by the Company.
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                                      -2-


                  2.7 "Exchange Act" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

                  2.8 "Fair Market Value" means on, or with respect to, any given date, the closing market price of the Common Stock, as reported on the transaction reporting system for the exchange or market upon which the Common Stock is traded for such date or, if the Common Stock was not traded on such date, on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.

                  2.9 "Incentive Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.

                  2.10 "Non-Qualified Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

                  2.11 "Participant" means any individual who is selected from time to time under Section 5 to receive an award under the Plan.

                  2.12 "Retirement" means the voluntary retirement by the Participant from active employment with the Company and its Subsidiaries on or after the attainment of (i) age 65, or (ii) 60, with the consent of the Board.

                  2.13 "Subsidiary(ies)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

         3.       Administration.
                  --------------

                  3.1 The Committee. The Plan shall be administered by a
                      -------------
committee (the "Committee"). The Committee shall be appointed from time to time by the Board and shall, after the Closing, be comprised of not less than two (2) of the then members of the Board who qualify as (a) Non-Employee Directors (as defined by Rule 16b-3(b)(3) promulgated under the Exchange Act) and (b) Outside Directors (as defined in Treasury Regulation 1.162-27(e)(3)). Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the
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                                      -3-

immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

                  3.2 Plan Administration and Plan Rules. The Committee is
                      ----------------------------------
authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any awards to Participants. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.

                  3.3 Liability Limitation. Neither the Board nor the Committee,
                      --------------------
nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

                  3.4 Pre-IPO Administration. Notwithstanding anything in the
                      ----------------------
Plan to the contrary and prior to the Closing (the "Pre-IPO Period"), the Plan may also be administered by the Board. During the Pre-IPO Period (but not beyond), the Board shall have all the authority, rights and powers set forth in Sections 3.1, 3.2 and 3.3 of the Plan and may make any and all determinations, and take any and all other actions, which may or could be made, or taken, by the Committee under the Plan.

         4. Term of Plan/Common Stock Subject to Plan. The Plan shall terminate
            -----------------------------------------
on December 31, 2009, except with respect to awards then outstanding. After such
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                                      -4-

date no further awards shall be granted under the Plan. The maximum number of shares of Common Stock in respect of which awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 9.2 of the Plan, shall not exceed 7,500,000 shares (which includes an adjustment for the stock split implemented prior to the Closing). In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

         5. Eligibility. Individuals eligible for awards under the Plan shall
            -----------
consist of all employees, non-employee directors, consultants and other individuals or entities, or those who will become employees, non-employee directors, or consultants of the Company and/or its Subsidiaries, who are responsible for the management, growth and protection of the business of the Company and/or its Subsidiaries or whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company.

         6.       Stock Options.
                  -------------

                  6.1 Terms and Conditions. Awards of stock options granted
                      --------------------
under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the "Stock Option(s))". Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

                  6.2 Grant. Stock Options may be granted under the Plan in such
                      -----
form as the Committee may from time to time approve. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a "10% Shareholder").

                  6.3 Exercise Price. The exercise price per share of Common
                      --------------
Stock subject to a Stock Option shall be determined by the Committee; provided,
                                                                      --------
however, that the exercise price of an Incentive Stock Option shall not be less
--------
than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option; provided, further,
                                                      --------  -------
however, that, in the case of a 10%
--------
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                                     -5-


Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                  6.4 Term. The term of each Stock Option shall be such period
                      ----
of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

                  6.5 Method of Exercise. A Stock Option may be exercised, in
                      ------------------
whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary's designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the Committee (in its sole discretion) and applicable law, by delivery of, alone or in conjunction with a partial cash or acceptable instrument payment, (a) a fully-secured promissory note or notes,
(b) shares of Common Stock already owned by the Participant for at least six (6) months, or (c) some other form of payment acceptable to the Committee. The Committee may also permit Participants (either on a selective or group basis) to utilize a broker other than the Company or any of its Subsidiaries to simultaneously exercise Stock Options and sell or surrender the shares of Common Stock thereby acquired, pursuant to a "cashless exercise" arrangement or program maintained by such broker, selected by and approved of in all respects in advance by the Committee. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

                  6.6 Exercisability. In respect of any Stock Option granted
                      --------------
under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Option, or (b) provided in the Award Agreement or in the Participant's employment agreement (if any) in respect of any such Stock Option, such Stock Option shall become exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option, as determined on the date of grant, as follows:

     o 25% on the first anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

     o 50 %, on the second anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

     o 75%, on the third anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

     o 100%, on the fourth anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries.

In no event shall any Stock Option become exercisable as to more than 100% of the aggregate number of shares of Common Stock underlying such Stock Option.

Notwithstanding anything to the contrary contained in this Section 6.6, a Stock Option shall become one hundred percent (100%) exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option upon the death, Disability or Retirement of the Participant.

         7. Termination of Employment or Provision of Services. Except as
            --------------------------------------------------
provided in an Award Agreement and subject to any determination of the Committee pursuant to Section 6.6 of the Plan, if a Participant's employment with, or provision of services to, the Company terminates for any reason, any of the then unexercisable Stock Options shall be forfeited and canceled by the Company. Except as otherwise provided in this Section 7 or in any Award Agreement, if a Participant's employment with, or provision of services to, the Company and its Subsidiaries terminates for any reason, such Participant's rights, if any, to exercise any then exercisable Stock Options, if any, shall terminate thirty (30) days after the date of such termination (but not beyond the stated term of any such Stock Option as determined under Sections 6.4) and thereafter such Stock Options shall be forfeited and canceled by the Company. The Committee, in its sole discretion, may determine that any such Participant's Stock Options, if any, to the extent exercisable immediately prior to any termination of employment or the provision of services (other than a termination due to death, Retirement or Disability), may remain exercisable for an additional specified time period after such thirty (30) day period expires (subject to any other applicable terms and provisions of the Plan and the relevant Award Agreement), but not beyond the stated term of any such Stock Option. Except as provided in any Award Agreement, if any termination of employment or the provision of services is due to death, Retirement or Disability, a Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall have the right, to the extent exercisable as of the date of any such termination, to exercise such Stock Options, if any, at any time within the ninety (90) day period following such termination due to death, Retirement or Disability (but not beyond the term of any such Stock Option as determined under Sections 6.4).

         8.  Non-transferability of Awards.
             -----------------------------

                  8.1 Stock Options. Unless otherwise provided in the Award
                      -------------
Agreement, no Stock Option under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgements, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options are exercisable only by the Participant.

                  8.2 Option Shares. No voluntary or involuntary transfer or
                      -------------
pledge of shares of the Company after issuance thereof to the Participant (or of any shares subsequently issued in relation to such shares, whether as a stock dividend or otherwise) may be made or suffered by the Participant except pursuant to the terms of Stock Option Plan Stockholders Agreement (the "Stockholders Agreement"), in the form attached hereto as Exhibit "A." The Participant shall execute and deliver to the Company a counterpart to the Stockholders Agreement at the time of and in connection with the grant of any Stock Option to such Participant, unless the Participant has previously executed the Stockholders Agreement. Notwithstanding any provision hereof to the contrary, the Company shall be entitled to treat any Stock Option as void unless and until the Participant has executed and delivered to the Company a counterpart to the Stockholders Agreement.

         9. Changes in Capitalization and Other Matters.
            -------------------------------------------

                  9.1 No Corporate Action Restriction. The existence of the
                      -------------------------------
Plan, any Award Agreement and/or the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof,
(d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers or agents of the Company or any subsidiary, as a result of any such action.

                  9.2 Recapitalization Adjustments. In the event of any change
                      ----------------------------
in capitalization affecting the Common Stock of the Company, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Common Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Stock Options in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be granted or awarded to any Participant, the number of shares of the Common Stock covered by each outstanding Stock Options, and the exercise price per share of Common Stock in respect of outstanding Stock Options.

                  9.3  Certain Mergers.
                       ---------------

                           9.3.1 If the Company effects any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a "Merger Event") and as a result of any such Merger Event the Company will be or is the surviving corporation, a Participant shall be entitled, as of the date of the Merger Event (the "Execution Date") and with respect to both exercisable and unexercisable Stock Options (but only to the extent not previously exercised), to receive substitute stock options in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this Section 9.3, if any Merger Event occurs, the Company shall have the right, but not the obligation, to pay to each affected Participant an amount in cash or check equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Stock Options as of the Execution Date (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options, and upon any such payment by the Company, such affected Stock Options shall be immediately cancelled.

                           9.3.2 If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or check payment described in
         Section 9.3.1 of the Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, subsidiary or acquiring corporation thereof, to grant, with respect to both exercisable and unexercisable Stock Options (but only to the extent not previously exercised), substitute stock options in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options previously granted hereunder as of the date of the consummation of the Merger Event.

                           9.3.3 Upon receipt by any affected Participant of any such cash, check, or substitute stock options or stock appreciation rights as a result of any such Merger Event, such Participant's affected Stock Options for which such cash, check or substitute awards was received shall be thereupon canceled without the need for obtaining the consent of any such affected Participant.

                           9.3.4  The foregoing adjustments and the manner of
application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options, shall be determined in good faith by the Committee in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

         10.  [RESERVED]

         11. Amendment, Suspension and Termination. The Board may suspend or
             -------------------------------------
terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Stock Option awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall materially adversely effect the rights of any Participant under any outstanding Stock Options, without the consent of such Participant. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, including, without limitation, changing or accelerating the date or dates as of which such Stock Options shall become exercisable. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such award without the consent of such Participant.

         12.      Miscellaneous.
                  -------------

                  12.1 Tax Withholding. The Company shall have the right to
                       ---------------
deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the

Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act. In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.

                  12.2 No Right to Employment. Neither the adoption of the Plan,
                       ----------------------
the granting of any award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

                  12.3 Other Company Benefit and Compensation Programs. Payments
                       -----------------------------------------------
and other benefits received by a Participant under an award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an award or portion of an award should be included to accurately reflect competitive compensation practices or to recognize that an award has been made in lieu of a portion of competitive annual base salary or other cash compensation.

                  12.4 Listing, Registration and Other Legal Compliance. No
                       ------------------------------------------------
awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any award, or the making of any determination, (b) the issuance or other distribution of Common Stock, or (c) the payment of amounts to or through a Participant with respect to any award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.

                  12.5 Designation of Beneficiary. Each Participant to whom an
                       --------------------------
award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or canceled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

                  12.6 Governing Law. The Plan and all actions taken thereunder
                       -------------
shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

                  12.7 Effective Date. The Plan as amended and restated shall be
                       --------------
effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company's shareholders in accordance with
Section 422 of the Code.

                  IN WITNESS WHEREOF, this Plan is adopted by the Company as of the 30th day of JUNE, 1999 and amended on February 4, 2000 and October 27, 2000.

                               PNY Technologies, Inc.



                               By: /s/     GADI COHEN
                                   ---------------------------------------
                                   Name:   Gadi Cohen
                                   Title:  President & Chief Executive
                                           Officer